UNITED STATES SECURITIES
                  AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.

                          FORM 8-K
                       CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): June 27, 2006

                 ALLSTATES WORLDCARGO, INC.
   (Exact name of registrant as specified in its charter)






         New Jersey                 000-24991               22-3487471
 (State or other jurisdiction  (Commission File Number)  (IRS Employer
     of incorporation)                                  Identification No.)




4 Lakeside Drive South, Forked River, New Jersey 08731
  (Address of principal executive offices)

                609-693-5950
(Registrant's telephone number, including area code)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b)( under the Exchange Act (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Excahnge Act (17 CFR 240.13e-4(c))

           Item 8.01   Other Events

           At a duly scheduled meeting of the Board of Directors (the "Board") of Allstates WorldCargo, Inc. (the "Company") held on June 27, 2006, the Board unanimously adopted a resolution effectuating the following actions:

                1.    Eliminating the office of Chairman
                (sometimes referred to as Chairman of the Board);

                2.    Creating the title of Chairman Emeritus;

                3.    Appointing Joseph M. Guido (former
                Chairman of the Company) the title Chairman
                Emeritus;

                4. Establishing that the authority, powers and duties of the Chairman Emeritus shall be limited to such authority, powers and duties as may be specifically enumerated by the Board as and when it sees fit; and

                5. Resolving that, by consent of Mr. Guido and the Company, the Employment Agreement between Mr. Guido and the Company is deemed amended solely to reflect Mr. Guido's new status and title, and further resolving that such consensual change shall not give rise to any remedy thereunder;


                 SIGNATURES

                Pursuant  to  the requirements of the Securities  Exchange Act of  1934, the registrant has duly caused this report  to  be signed
           on   its  behalf  by  the  undersigned  thereunto   duly authorized.



           Dated as of:  July 5, 2006


                                                 ALLSTATES WORLDCARGO, INC.
                                                 (Registrant)

                                                  /s/ Sam DiGiralomo

                                                  By: Sam DiGiralomo
                                                  Title: President/C,E,O,